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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                FORM 8-K/A NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 15, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                         WESTERN POWER & EQUIPMENT CORP
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             (Exact name of registrant as specified in its charter)



         Delaware                   0-26230                     91-1688446
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)



                               6407-B NE 117th Ave
                           Vancouver, Washington 98662
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                    (Address of principal executive offices)



                                 (360) 360-2345
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              (Registrant's telephone number, including area code)





Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Financial Statements of Businesses Acquired.

            (b)  Pro-Forma Financial Information.

            (c)  Exhibits

                 2.1    Purchase agreement (1)

                 99.1 Financial statements of Arizona Pacific Materials, LLC for the years ended March 31, 2003 and 2004 and the interim unaudited financial statements of Arizona Pacific Materials, LLC for the periods ending July 31, 2004 and 2003.

                 99.2 The pro forma financial information giving effect to the purchase of Arizona Pacific Materials, LLC.


(1) Previously furnished as an exhibit to the Company's Form 8-K filed on September 21, 2004.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 29, 2004                       Western Power & Equipment Corp



                                                By: /s/ C. Dean McLain
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                                                    C. Dean McLain
                                                    President & Chief
                                                    Executive Officer




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